Oppenheimer
       Growth Fund

                                     ANNUAL
                                     REPORT

                                 AUGUST 31, 2002

--------------------------------------------------------------------------------
Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments

"WE ARE EMPHASIZING INVESTMENTS IN COMPANIES THAT WE BELIEVE EXHIBIT TRUE INTERNAL GROWTH, BY WHICH WE MEAN SUSTAINABLE GROWTH GENERATED PRIMARILY BY EXPANDING SALES RATHER THAN BY ACQUISITIONS, ACCOUNTING GIMMICKS OR COST REDUCTIONS."

[LOGO OMITTED]
OPPENHEIMER FUNDS(R)
The Right Way to Invest

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

    CONTENTS

  1 Letter to Shareholders

  3 An Interview
    with your Fund's
    Manager

  7 Fund Performance

 12 FINANCIAL
    STATEMENTS

 30 INDEPENDENT
    AUDITORS' REPORT

 31 Federal
    Income Tax
    Information

 33 Trustees and Officers

 40 Privacy Policy Notice

FUND OBJECTIVE

Oppenheimer Growth Fund seeks capital appreciation.

FUND HIGHLIGHT

The Fund's Class A shares ranked 89 of 705 funds (top 13%) in the Lipper Large Cap Growth Fund category, placing it in the first quartile for the one year period ended 8/31/02.(1)

----------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -16.77%      -21.55%
----------------------------------
Class B   -17.39%      -21.52%
----------------------------------
Class C   -17.39%      -18.22%
----------------------------------
Class N   -17.00%      -17.82%
----------------------------------
Class Y   -16.50%
----------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE
NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 *SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked 89 of 705, 110 of 471, 222 of 317 and 44 of 88 funds, respectively, in the Lipper Large Cap Growth Fund category, for the 1-, 3-, 5- and 10-year periods ended 8/31/02. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[GRAPHIC OMITTED]
JOHN V. MURPHY

President
Oppenheimer
Growth Fund

                                                       1 OPPENHEIMER GROWTH FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,


/S/ JOHN V. MURPHY

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

                                                       2 OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
Bruce Bartlett

Q

HOW WOULD YOU CHARACTERIZE OPPENHEIMER GROWTH FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2002?

A. We are pleased with the Fund's relatively strong performance during a challenging period for most growth-oriented stocks. The bear market that prevailed throughout the last year drove most broad market indices and diversified investment portfolios into negative territory, with growth-oriented stocks suffering particularly steep losses.

WHAT MADE THIS SUCH A CHALLENGING PERIOD FOR GROWTH-ORIENTED STOCKS?

The market experienced a series of shocks that exacerbated the impact of an economic downturn that began in mid-2000. The terrorist attacks on the United States and subsequent war on terrorism raised a host of uncertainties regarding global political stability and international trade. Accounting irregularities surfaced at several well-known companies, causing some to file for bankruptcy and raising broader concerns regarding the integrity of corporate governance and reporting procedures.

   These developments occurred in conjunction with persistently weak levels of corporate capital spending and overcapacity in many areas of technology and telecommunications. As a result, although the U.S. economy showed clear signs of recovery by mid-2002, the pace of recovery proved slower than most forecasts. Slower-than-expected growth undermined investor confidence, creating high levels of volatility and driving stock prices lower in a wide range of industry sectors. While the areas of technology and telecommunications were hardest hit by these conditions, virtually all growth-oriented investment areas experienced sharp declines.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

Our disciplined investment process and diligent analysis of underlying company fundamentals generally enabled us to avoid most of the losses directly associated with accounting scandals and bankruptcies that hurt many other investors. While we

                                                       3 OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

could not completely sidestep the difficult climate for growth stocks that prevailed during the period while remaining true to our growth-oriented investment strategy, our reading of the economic environment did lead us to shift the Fund's emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. Accordingly, we de-emphasized the areas of technology and telecommunications that suffered the greatest losses. By emphasizing the quality of a company's revenues rather than the absolute magnitude of its growth, we reduced the Fund's level of risk and volatility. As a result, the Fund weathered the period relatively well.

   Health care proved to be the Fund's single largest area of investment. Within health care, we invested in a broad range of companies that exhibited consistent earnings and revenue growth, strong unit volume demand and good visibility. These included health care services organizations, such as Tenet Healthcare Corp.; diversified health care product companies, such as Johnson & Johnson, and manufacturers of specialty surgical and medical devices, such as Stryker Corp. We tended to avoid investments in major pharmaceutical companies, which were burdened by weak new product pipelines and expiring patents on many of the most profitable drugs in their existing product lineups. In general, our health care holdings contributed positively to the Fund's performance.

WHAT OTHER INVESTMENTS MADE SIGNIFICANT CONTRIBUTIONS TO PERFORMANCE?

We identified several carefully selected investment opportunities in the retail sector among growing companies that are benefiting from relatively high levels of consumer spending. For example, Kohl's Corp. operates a successful chain of discounted name-brand department stores, and is expanding from its Midwest base of operations to establish a national presence. We currently believe the company is uniquely positioned to con-

OUR DISCIPLINED INVESTMENT PROCESS AND DILIGENT ANALYSIS OF UNDERLYING COMPANY FUNDAMENTALS GENERALLY ENABLED US TO AVOID MOST OF THE LOSSES DIRECTLY ASSOCIATED WITH ACCOUNTING SCANDALS AND BANKRUPTCIES THAT HURT MANY OTHER INVESTORS.

                                                       4 OPPENHEIMER GROWTH FUND
tinue growing for years to come. Other effective investments in the retail sector included such diverse names as Bed Bath & Beyond, Inc., Costco Wholesale Corp. and Harley-Davidson, Inc.

   As interest rates fell to their lowest levels in recent years, we also found several investment opportunities in the financial sector among companies we believed were well positioned to benefit from leveling interest rates. These included government agencies, such as SLM Corp. (formerly USA Education, Inc.), and mortgage insurers, such as MBIA, Inc.

   Of course, not every area of investment helped the Fund's performance. We were hurt by declines among capital goods companies, an area particularly hard hit by the recession during the first half of the period. Returns also suffered due to a seasonal downturn in the cable industry, as well as a variety of company-specific problems with holdings in other sectors.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

Although economic indicators show signs of gradual recovery, many of the underlying problems that led to the recent downturn remain unresolved. In particular, most areas of technology and telecommunications continue to be undermined by overcapacity and weak levels of corporate capital spending. Accordingly, we continue to position the Fund to weather the current slow-growth climate while remaining poised to take advantage of a return to faster growth. We are emphasizing investments in companies that we believe exhibit true internal growth, by which we mean sustainable growth generated primarily by expanding sales rather than by acquisitions, accounting gimmicks or cost reductions. We believe that true internal growth is the surest path to increasing profits and rising stock prices. Our commitment to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time, is what makes Oppenheimer Growth Fund part of THE RIGHT WAY TO INVEST.

----------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH SALES CHARGE

For the Periods Ended 9/30/02(1)

Class A
1-Year   5-Year  10-Year
----------------------------------
-21.93%  -5.55%  6.17%

Class B          Since
1-Year   5-Year  Inception
----------------------------------
-21.94%  -5.45%  5.71%

Class C          Since
1-Year   5-Year  Inception
----------------------------------
-18.62%  -5.17%  2.25%

Class N          Since
1-Year   5-Year  Inception
----------------------------------
-18.18%  N/A   -23.78%

Class Y          Since
1-Year   5-Year  Inception
----------------------------------
-16.94%  -4.17%  6.46%
----------------------------------
1. See Notes on page 11 for further details.

                                                       5 OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK HOLDINGS(3)
--------------------------------------------------------------------------------
Kohl's Corp.                                             6.8%
--------------------------------------------------------------------------------
SLM Corp.                                                6.2
--------------------------------------------------------------------------------
Johnson & Johnson                                        5.8
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                  4.8
--------------------------------------------------------------------------------
Stryker Corp.                                            4.6
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                    3.9
--------------------------------------------------------------------------------
Walgreen Co.                                             3.8
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                   3.8
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                   3.6
--------------------------------------------------------------------------------
Microsoft Corp.                                          3.5

TOP FIVE COMMON STOCK INDUSTRIES(3)
--------------------------------------------------------------------------------
Health Care Providers & Services                        14.2%
--------------------------------------------------------------------------------
Multiline Retail                                        13.4
--------------------------------------------------------------------------------
Diversified Financials                                  10.9
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                         6.2
--------------------------------------------------------------------------------
Pharmaceuticals                                          5.8

SECTOR ALLOCATION(2)

o Health Care     37.4%
    Health Care
    Providers &
    Services      17.5
    Health Care
    Equipment
    & Supplies     7.5
    Pharma-
    ceuticals      7.1
    Biotech-
    nology         5.3
o Consumer
  Discretionary   28.1
    Multiline
    Retail        16.5
    Specialty
    Retail         5.9
    Automobiles    4.8
    Media          0.9
o Financials      17.2
o Industrials      6.3
o Information
  Technology       6.3
o Consumer
  Staples          4.7

2. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of common stock holdings.

3. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.

                                                       6 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended August 31, 2002, Oppenheimer Growth Fund outperformed its benchmark and the majority of its peers amid widespread declines in stock prices. We attribute the Fund's above-average performance to a disciplined investment strategy that focused on the quality and sustainability of a company's growth, rather than on the sheer magnitude of its growth. The Fund's best-performing stocks were concentrated in the health care area, particularly among health care services and medical products companies. Other attractive areas of investment proved to be consumer products companies and market-sensitive financials. The Fund's relative performance was hurt by declines in capital goods holdings, cable industry holdings, and individual stocks in a variety of other sectors. The Fund's portfolio and our management strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2002. In the case of Class A shares, performance is measured over a ten year period; in the case of Class B shares, from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995, and in the case of Class Y shares, from the inception of the class on June 1, 1994. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

                                                       7 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
                           Oppenheimer Growth Fund (Class A)    S&P 500 Index
    06/30/1992                           9,425                      10,000
    09/30/1992                           9,977                      10,315
    12/31/1992                          11,173                      10,834
    03/31/1993                          11,153                      11,306
    06/30/1993                          11,016                      11,361
    09/30/1993                          11,233                      11,653
    12/31/1993                          11,476                      11,923
    03/31/1994                          11,228                      11,472
    06/30/1994                          11,045                      11,520
    09/30/1994                          11,783                      12,082
    12/31/1994                          11,749                      12,080
    03/31/1995                          12,882                      13,255
    06/30/1995                          14,298                      14,518
    09/30/1995                          15,495                      15,671
    12/31/1995                          15,856                      16,614
    03/31/1996                          16,803                      17,505
    06/30/1996                          17,300                      18,290
    08/31/1996(1)                       17,434                      17,852
    11/30/1996                          19,737                      20,839
    02/28/1997                          20,478                      21,872
    05/31/1997                          21,718                      23,584
    08/31/1997                          23,541                      25,104
    11/30/1997                          23,232                      26,778
    02/28/1998                          24,705                      29,524
    05/31/1998                          25,008                      30,814
    08/31/1998                          20,806                      27,142
    11/30/1998                          24,500                      33,120
    02/28/1999                          25,880                      35,358
    05/31/1999                          26,922                      37,295
    08/31/1999                          29,001                      37,947
    11/30/1999                          32,953                      40,040
    02/29/2000                          44,082                      39,504
    05/31/2000                          37,899                      41,200
    08/31/2000                          48,461                      44,135
    11/30/2000                          33,287                      38,348
    02/28/2001                          29,216                      36,267
    05/31/2001                          27,269                      36,854
    08/31/2001                          24,291                      33,377
    11/30/2001                          24,832                      33,665
    02/28/2002                          23,679                      32,819
    05/31/2002                          22,927                      31,755
    08/31/2002                          20,219                      27,373

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(2)
1-YEAR   -21.55%       5-YEAR  -4.14%         10-YEAR  6.97%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
                           Oppenheimer Growth Fund (Class B)    S&P 500 Index

    08/17/1993                          10,000                      10,000
    09/30/1993                          10,217                       9,923
    12/31/1993                          10,414                      10,153
    03/31/1994                          10,161                       9,769
    06/30/1994                           9,980                       9,810
    09/30/1994                          10,625                      10,288
    12/31/1994                          10,571                      10,287
    03/31/1995                          11,557                      11,287
    06/30/1995                          12,796                      12,363
    09/30/1995                          13,837                      13,345
    12/31/1995                          14,126                      14,147
    03/31/1996                          14,937                      14,907
    06/30/1996                          15,349                      15,575
    08/31/1996(1)                       15,443                      15,202
    11/30/1996                          17,445                      17,745
    02/28/1997                          18,064                      18,625
    05/31/1997                          19,121                      20,083
    08/31/1997                          20,683                      21,377
    11/30/1997                          20,372                      22,803
    02/28/1998                          21,621                      25,141
    05/31/1998                          21,841                      26,240
    08/31/1998                          18,136                      23,113
    11/30/1998                          21,313                      28,204
    02/28/1999                          22,468                      30,109
    05/31/1999                          23,324                      31,759
    08/31/1999                          25,087                      32,314
    11/30/1999                          28,506                      34,096
    02/29/2000                          38,134                      33,640
    05/31/2000                          32,785                      35,084
    08/31/2000                          41,921                      37,583
    11/30/2000                          28,795                      32,656
    02/28/2001                          25,274                      30,883
    05/31/2001                          23,590                      31,383
    08/31/2001                          21,013                      28,422
    11/30/2001                          21,481                      28,667
    02/28/2002                          20,484                      27,947
    05/31/2002                          19,833                      27,041
    08/31/2002                          17,490                      23,310

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -21.52%     5-YEAR  -4.02%   SINCE INCEPTION  6.32%

1. The Fund changed its fiscal year end from June to August.
2. See Notes on page 11 for further details.

                                                       8 OPPENHEIMER GROWTH FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                           Oppenheimer Growth Fund (Class C)    S&P 500 Index
    11/01/1995                          10,000                      10,000
    12/31/1995                          10,128                      10,640
    03/31/1996                          10,711                      11,211
    06/30/1996                          11,006                      11,713
    08/31/1996(1)                       11,073                      11,432
    11/30/1996                          12,507                      13,345
    02/28/1997                          12,952                      14,007
    05/31/1997                          13,710                      15,104
    08/31/1997                          14,830                      16,077
    11/30/1997                          14,607                      17,149
    02/28/1998                          15,502                      18,907
    05/31/1998                          15,662                      19,734
    08/31/1998                          13,001                      17,382
    11/30/1998                          15,280                      21,211
    02/28/1999                          16,107                      22,643
    05/31/1988                          16,726                      23,884
    08/31/1999                          17,977                      24,301
    11/30/1999                          20,389                      25,642
    02/29/2000                          27,225                      25,299
    05/31/2000                          23,360                      26,385
    08/31/2000                          29,819                      28,264
    11/30/2000                          20,441                      24,559
    02/28/2001                          17,908                      23,226
    05/31/2001                          16,681                      23,602
    08/31/2001                          14,831                      21,375
    11/30/2001                          15,133                      21,559
    02/28/2002                          14,403                      21,018
    05/31/2002                          13,917                      20,336
    08/31/2002                          12,252                      17,530

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -18.22%        5-YEAR  -3.75%    SINCE INCEPTION  3.02%


CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                           Oppenheimer Growth Fund (Class N)    S&P 500 Index
3/1/01                                  10,000                      10,000
5/31/01                                  9,246                      10,162
8/31/01                                  8,231                       9,203
11/30/01                                 8,406                       9,283
2/28/02                                  8,011                       9,049
5/31/02                                  7,752                       8,756
8/31/02                                  6,764                       7,548

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -17.82%            SINCE INCEPTION  -22.94%

                                                       9 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                           Oppenheimer Growth Fund (Class Y)    S&P 500 Index
    06/01/1994                          10,000                      10,000
    06/30/1994                           9,487                       9,755
    09/30/1994                          10,132                      10,231
    12/31/1994                          10,103                      10,230
    03/31/1995                          11,077                      11,224
    06/30/1995                          12,294                      12,294
    09/30/1995                          13,328                      13,271
    12/31/1995                          13,641                      14,069
    03/31/1996                          14,456                      14,824
    06/30/1996                          14,889                      15,489
    08/31/1996(1)                       15,009                      15,117
    11/30/1996                          17,000                      17,647
    02/28/1997                          17,648                      18,522
    05/31/1997                          18,728                      19,972
    08/31/1997                          20,316                      21,259
    11/30/1997                          20,065                      22,677
    02/28/1998                          21,350                      25,002
    05/31/1998                          21,630                      26,095
    08/31/1998                          18,005                      22,985
    11/30/1998                          21,213                      28,047
    02/28/1999                          22,421                      29,942
    05/31/1999                          23,332                      31,583
    08/31/1999                          25,161                      32,135
    11/30/1999                          28,603                      33,907
    02/29/2000                          38,284                      33,453
    05/31/2000                          32,940                      34,889
    08/31/2000                          42,159                      37,375
    11/30/2000                          28,963                      32,475
    02/28/2001                          25,437                      30,712
    05/31/2001                          23,766                      31,209
    08/31/2001                          21,176                      28,264
    11/30/2001                          21,675                      28,508
    02/28/2002                          20,680                      27,792
    05/31/2002                          20,038                      26,891
    08/31/2002                          17,682                      23,181

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  -16.50%      5-YEAR  -2.74%    SINCE INCEPTION  7.15%

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 6/30/92 FOR CLASS A, 8/31/93 FOR CLASS B, 10/31/95 FOR CLASS C, 2/28/01 FOR
CLASS N AND 5/31/94 FOR CLASS Y.

1. The Fund changed its fiscal year end from June to August.

2. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                                                      10 OPPENHEIMER GROWTH FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion, and the ending account value does not reflect the deduction of any sales charges.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                                                      11 OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  August 31, 2002
--------------------------------------------------------------------------------

                                               MARKET VALUE
                                  SHARES         SEE NOTE 1
============================================================
 COMMON STOCKS--81.4%
------------------------------------------------------------
 CONSUMER DISCRETIONARY--22.9%
------------------------------------------------------------
 AUTOMOBILES--3.9%
 Harley-Davidson, Inc.         1,300,000       $ 63,999,000
------------------------------------------------------------
 MEDIA--0.8%
 Comcast Corp.,
 Cl. A Special(1)                517,000         12,320,110
------------------------------------------------------------
 MULTILINE RETAIL--13.4%
 BJ's Wholesale
 Club, Inc.(1)                   680,000         16,694,000
------------------------------------------------------------
 Costco Wholesale
 Corp.(1)                      1,750,000         58,467,500
------------------------------------------------------------
 Kohl's Corp(1)                1,604,500        111,865,740
------------------------------------------------------------
 Target Corp.                    950,000         32,490,000
                                              --------------
                                                219,517,240
------------------------------------------------------------
 SPECIALTY RETAIL--4.8%
 Bed Bath & Beyond, Inc.(1)    2,445,000         78,386,700
------------------------------------------------------------
 CONSUMER STAPLES--3.8%
------------------------------------------------------------
 FOOD & DRUG RETAILING--3.8%
 Walgreen Co.                  1,800,000         62,550,000
------------------------------------------------------------
 FINANCIALS--14.0%
------------------------------------------------------------
 DIVERSIFIED FINANCIALS--10.9%
 AMBAC Financial
 Group, Inc.                     795,600         45,754,956
------------------------------------------------------------
 Freddie Mac                     490,500         31,441,050
------------------------------------------------------------
 SLM Corp.                     1,100,000        100,815,000
                                              --------------
                                                178,011,006
------------------------------------------------------------
 INSURANCE--3.1%
 MBIA, Inc.                    1,112,600         51,135,096
------------------------------------------------------------
 HEALTH CARE--30.5%
------------------------------------------------------------
 BIOTECHNOLOGY--4.3%
 Gilead Sciences, Inc.(1)      1,250,000         40,100,000
------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                        755,000         30,335,900
                                              --------------
                                                 70,435,900

                                               MARKET VALUE
                                  SHARES         SEE NOTE 1
============================================================
 HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
 Biomet, Inc.                    937,100       $ 25,170,506
------------------------------------------------------------
 Stryker Corp.                 1,327,500         74,831,175
                                              --------------
                                                100,001,681
------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--14.2%
 AmerisourceBergen Corp.         625,000         45,318,750
------------------------------------------------------------
 Cardinal Health, Inc.           732,000         47,462,880
------------------------------------------------------------
 Lincare Holdings, Inc.(1)     1,399,200         44,844,360
------------------------------------------------------------
 McKesson Corp.                  980,000         32,869,200
------------------------------------------------------------
 Tenet Healthcare Corp.(1)     1,312,500         61,910,625
                                              --------------
                                                232,405,815
------------------------------------------------------------
 PHARMACEUTICALS--5.8%
 Johnson & Johnson             1,750,000         95,042,500
------------------------------------------------------------
 INDUSTRIALS--5.2%
------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.2%
 Concord EFS, Inc.(1)          2,300,000         46,943,000
------------------------------------------------------------
 First Data Corp.              1,074,800         37,349,300
                                              --------------
                                                 84,292,300
------------------------------------------------------------
 INFORMATION TECHNOLOGY--5.0%
------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.5%
 Cisco Systems, Inc.(1)          650,000          8,983,000
------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.4%
 EMC Corp.(1)                  1,000,000          6,760,000
------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.6%
 Broadcom Corp., Cl. A(1)        550,000          9,069,500
------------------------------------------------------------
 SOFTWARE--3.5%
 Microsoft Corp.(1)            1,175,000         57,669,000
                                              --------------
 Total Common
 Stocks (Cost $1,350,683,668)                 1,330,578,848

============================================================
 OTHER SECURITIES--1.4%
------------------------------------------------------------
 Nasdaq-100 Unit
 Investment Trust(1)
 (Cost $37,369,749)            1,000,000         23,490,000

                                                      12 OPPENHEIMER GROWTH FUND

                               PRINCIPAL       MARKET VALUE
                                  AMOUNT         SEE NOTE 1
============================================================
 SHORT-TERM NOTES--8.4%
------------------------------------------------------------
 Barton Capital Corp.,
 1.75%, 9/20/02             $ 13,093,000       $ 13,080,907
------------------------------------------------------------
 Fairway Finance Corp.,
 1.74%, 9/9/02                26,551,000         26,540,734
------------------------------------------------------------
 Neptune Funding Corp.,
 1.78%, 10/1/02               38,370,000         38,313,084
------------------------------------------------------------
 Wyeth:
 2%, 9/17/02                  25,000,000         24,979,222
 2%, 9/26/02                  35,000,000         34,954,549
                                               -------------
 Total Short-Term Notes
 (Cost $137,868,496)                            137,868,496

                               PRINCIPAL       MARKET VALUE
                                  AMOUNT         SEE NOTE 1
============================================================
 JOINT REPURCHASE AGREEMENTS--8.9%
------------------------------------------------------------
 Undivided interest of 36.29% in joint
 repurchase agreement with DB Alex Brown
 LLC, 1.81%, dated 8/30/02, to be
 repurchased at $400,896,609 on 9/3/02,
 collateralized by U.S. Treasury Bonds,
 5.50%-6.125%, 8/15/28-8/15/29, with a
 value of $410,193,562 (Cost
 $145,455,000)
                            $145,455,000       $145,455,000
------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (Cost $1,671,376,913)             100.1%     1,637,392,344
------------------------------------------------------------
 LIABILITIES IN EXCESS OF
 OTHER ASSETS                       (0.1)        (2,399,339)
                             ------------------------------
 NET ASSETS                        100.0%    $1,634,993,005
                             ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      13 OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002
--------------------------------------------------------------------------------

=========================================================================
 ASSETS
-------------------------------------------------------------------------
 Investments, at value (cost $1,671,376,913)--
   see accompanying statement                             $ 1,637,392,344
-------------------------------------------------------------------------
 Cash                                                             611,843
-------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                               716,433
 Interest and dividends                                           649,612
 Other                                                             14,203
                                                           --------------
 Total assets                                               1,639,384,435

=========================================================================
 LIABILITIES
-------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                         2,079,475
 Transfer and shareholder servicing agent fees                    812,090
 Distribution and service plan fees                               642,356
 Trustees' compensation                                           419,183
 Shareholder reports                                              401,180
 Other                                                             37,146
                                                           --------------
 Total liabilities                                              4,391,430

=========================================================================
 NET ASSETS                                                $1,634,993,005
                                                           ==============

=========================================================================
 COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------
 Par value of shares of beneficial interest                $       68,521
-------------------------------------------------------------------------
 Additional paid-in capital                                 2,341,849,093
-------------------------------------------------------------------------
 Overdistributed net investment income                           (402,691)
-------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions    (672,537,349)
-------------------------------------------------------------------------
 Net unrealized depreciation on investments                   (33,984,569)
                                                           --------------
 NET ASSETS                                                $1,634,993,005
                                                           ==============

                                                      14 OPPENHEIMER GROWTH FUND

================================================================================
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,173,027,251 and 48,489,125 shares of beneficial
interest outstanding)                                                     $24.19
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                  $25.67
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $317,725,011 and 13,937,727
shares of beneficial interest outstanding)                                $22.80
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $75,228,794 and 3,245,756
shares of beneficial interest outstanding)                                $23.18
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $2,242,739 and 93,476 shares
of beneficial interest outstanding)                                       $23.99
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $66,769,210 and 2,754,559
shares of beneficial interest outstanding)                                $24.24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      15 OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

=========================================================================
 INVESTMENT INCOME
-------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $35,014)    $   7,920,000
-------------------------------------------------------------------------
 Interest                                                       7,455,844
                                                            -------------
 Total investment income                                       15,375,844
=========================================================================
 EXPENSES
-------------------------------------------------------------------------
 Management fees                                               12,880,111
-------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                        3,313,032
 Class B                                                        4,141,613
 Class C                                                          931,561
 Class N                                                            8,087
-------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                        4,947,368
 Class B                                                        1,465,583
 Class C                                                          328,649
 Class N                                                            5,563
 Class Y                                                          320,809
-------------------------------------------------------------------------
 Shareholder reports                                            1,503,019
-------------------------------------------------------------------------
 Trustees' compensation                                           121,287
-------------------------------------------------------------------------
 Custodian fees and expenses                                       99,581
-------------------------------------------------------------------------
 Other                                                             93,018
                                                            -------------
 Total expenses                                                30,159,281
 Less reduction to custodian expenses                             (11,345)
 Less voluntary waiver of transfer and shareholder
   servicing agent fees--Class A, B, C and N                     (131,324)
 Less voluntary waiver of transfer and shareholder
   servicing agent fees--Class Y                                  (90,843)
                                                            -------------
 Net expenses                                                  29,925,769
=========================================================================
 NET INVESTMENT LOSS                                          (14,549,925)
=========================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                 (315,329,422)
 Closing and expiration of option contracts written               207,652
                                                            -------------
 Net realized loss                                           (315,121,770)
-------------------------------------------------------------------------
 Net change in unrealized depreciation on investments         (23,465,967)
                                                            -------------
 Net realized and unrealized loss                            (338,587,737)
=========================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(353,137,662)
                                                            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      16 OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,                                    2002             2001
===============================================================================
 OPERATIONS
-------------------------------------------------------------------------------
 Net investment income (loss)                   $  (14,549,925)  $    8,048,187
-------------------------------------------------------------------------------
 Net realized loss                                (315,121,770)    (357,415,519)
-------------------------------------------------------------------------------
 Net change in unrealized depreciation             (23,465,967)  (1,979,523,397)
                                                -------------------------------
 Net decrease in net assets resulting
    from operations                               (353,137,662)  (2,328,890,729)
===============================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                            (7,204,260)            --
 Class B                                                  --               --
 Class C                                                  --               --
 Class N                                                (7,852)            --
 Class Y                                              (714,194)            --
-------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                  --       (169,073,487)
 Class B                                                  --        (57,798,213)
 Class C                                                  --        (10,658,043)
 Class N                                                  --               --
 Class Y                                                  --        (10,089,485)
===============================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
 from beneficial interest  transactions:
 Class A                                          (124,336,568)     154,610,675
 Class B                                           (92,299,250)      69,919,439
 Class C                                           (10,045,794)      36,664,993
 Class N                                             2,370,990          292,597
 Class Y                                            (6,698,416)       2,236,334
===============================================================================
 NET ASSETS
-------------------------------------------------------------------------------
 Total decrease                                   (592,073,006)  (2,312,785,919)
-------------------------------------------------------------------------------
 Beginning of period                             2,227,066,011    4,539,851,930
                                                -------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $(402,691) and $7,619,531, respectively]    $1,634,993,005   $2,227,066,011
                                                ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      17 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A        YEAR ENDED AUGUST 31,               2002       2001       2000       1999       1998
=======================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 29.20    $ 62.31    $ 39.77    $ 31.54    $ 40.42
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.13)       .18       (.02)       .10        .73
 Net realized and unrealized gain (loss)          (4.74)    (30.05)     25.42      11.69      (5.05)
                                               -------------------------------------------------------
 Total from investment operations                 (4.87)    (29.87)     25.40      11.79      (4.32)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.14)        --       (.03)      (.48)      (.66)
 Distributions from net realized gain                --      (3.24)     (2.83)     (3.08)     (3.90)
                                               -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.14)     (3.24)     (2.86)     (3.56)     (4.56)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $24.19     $29.20     $62.31     $39.77     $31.54
                                               ========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (16.77)%   (49.87)%    67.10%     39.39%    (11.62)%
-------------------------------------------------------------------------------------------------------

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $1,173,027 $1,553,066 $3,176,435 $1,730,087 $1,356,905
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $1,430,735 $2,149,795 $2,390,125 $1,620,201 $1,640,181
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (0.54)%     0.45%     (0.01)%     0.24%      1.90%
 Expenses                                          1.31%      1.06%      1.01%      1.05%      1.00%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      18 OPPENHEIMER GROWTH FUND

CLASS B        YEAR ENDED AUGUST 31,               2002       2001       2000       1999       1998
=======================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 27.60    $ 59.55    $ 38.37    $ 30.54    $ 39.34
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.54)      (.10)      (.21)      (.20)       .43
 Net realized and unrealized gain (loss)          (4.26)    (28.61)     24.22      11.32      (4.89)
                                               -------------------------------------------------------
 Total from investment operations                 (4.80)    (28.71)     24.01      11.12      (4.46)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --         --         --       (.21)      (.44)
 Distributions from net realized gain                --      (3.24)     (2.83)     (3.08)     (3.90)
                                               -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --      (3.24)     (2.83)     (3.29)     (4.34)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $22.80     $27.60     $59.55     $38.37     $30.54
                                               ========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.39)%   (50.26)%    65.82%     38.27%    (12.32)%
-------------------------------------------------------------------------------------------------------

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $317,725   $483,298   $996,000   $445,629   $330,442
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $415,965   $692,159   $676,485   $410,058   $353,574
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (1.30)%    (0.31)%    (0.78)%    (0.58)%     1.08%
 Expenses                                          2.08%      1.83%      1.78%      1.86%      1.81%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      19 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C        YEAR ENDED AUGUST 31,               2002       2001       2000       1999       1998
========================================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 28.06    $ 60.48    $ 38.92    $ 30.93    $ 39.87
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.43)      (.04)      (.09)      (.20)       .46
 Net realized and unrealized gain (loss)          (4.45)    (29.14)     24.48      11.47      (4.99)
                                               --------------------------------------------------------
 Total from investment operations                 (4.88)    (29.18)     24.39      11.27      (4.53)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --         --         --       (.21)      (.51)
 Distributions from net realized gain                --      (3.24)     (2.83)     (3.07)     (3.90)
                                               --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --      (3.24)     (2.83)     (3.28)     (4.41)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $23.18     $28.06     $60.48     $38.92     $30.93
                                               ========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.39)%   (50.26)%    65.87%     38.28%    (12.33)%
-------------------------------------------------------------------------------------------------------

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $75,229   $102,144   $176,150    $57,970    $44,377
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $93,082   $133,823   $103,076    $53,501    $43,817
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (1.31)%    (0.32)%    (0.77)%    (0.58)%     1.06%
 Expenses                                          2.08%      1.84%      1.78%      1.86%      1.81%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      20 OPPENHEIMER GROWTH FUND

CLASS N        YEAR ENDED AUGUST 31,                         2002       2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 29.13      $ 35.39
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                (.13)(2)     (.01)
 Net realized and unrealized loss                           (4.78)(2)    (6.25)
                                               ---------------------------------
 Total from investment operations                           (4.91)       (6.26)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.23)          --
 Distributions from net realized gain                          --           --
                                               ---------------------------------
 Total dividends and/or distributions to shareholders        (.23)          --
--------------------------------------------------------------------------------
 Net asset value, end of period                            $23.99       $29.13
                                               =================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                       (17.00)%     (17.69)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $2,243         $274
--------------------------------------------------------------------------------
 Average net assets (in thousands)                         $1,623         $ 70
--------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                        (0.90)%      (0.33)%
 Expenses                                                    1.57%        1.40%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                       60%          92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      21 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y        YEAR ENDED AUGUST 31,               2002       2001       2000       1999       1998
=======================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 29.27    $ 62.33    $ 39.76    $ 31.54    $ 40.43
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.06)       .28        .16        .18        .87
 Net realized and unrealized gain (loss)          (4.73)    (30.10)     25.37      11.69      (5.09)
                                               -------------------------------------------------------
 Total from investment operations                 (4.79)    (29.82)     25.53      11.87      (4.22)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.24)        --       (.13)      (.58)      (.77)
 Distributions from net realized gain                --      (3.24)     (2.83)     (3.07)     (3.90)
                                               -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.24)     (3.24)     (2.96)     (3.65)     (4.67)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $24.24     $29.27     $62.33     $39.76     $31.54
                                               ========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (16.50)%   (49.77)%    67.56%     39.74%    (11.38)%
-------------------------------------------------------------------------------------------------------

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $66,769   $ 88,284   $191,267   $ 93,936   $132,146
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $81,127   $124,168   $134,650   $116,615   $135,098
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (0.25)%     0.67%      0.27%      0.65%      2.16%
 Expenses                                          1.13%      0.86%      0.73%      0.80%      0.71%(3)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                             1.02%      0.86%      0.73%      0.80%      0.71%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      22 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                                                      23 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

   As of August 31, 2002, the Fund had approximately $229,706,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              EXPIRING
                             ------------------------
                             2009        $ 50,983,636
                             2010         391,696,099
                                         ------------
                             Total       $442,679,735
                                         ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $55,263 and payments of $12,454 were made to retired trustees, resulting in an accumulated liability of $402,757 as of August 31, 2002.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                                                      24 OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $14,454,009. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                                 YEAR ENDED       YEAR ENDED
                                            AUGUST 31, 2002  AUGUST 31, 2001
                 -----------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                 $7,926,306     $ 96,345,987
                 Long-term capital gain                  --      151,273,241
                 Return of capital                       --               --
                                                 ---------------------------
                 Total                           $7,926,306     $247,619,228
                                                 ===========================

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net
                    investment income         $    (402,691)
                 Accumulated net realized loss (672,537,349)
                 Net unrealized depreciation    (33,984,569)
                                              -------------
                 Total                        $(706,924,609)
                                              =============

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

                                                      25 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED AUGUST 31, 2002    YEAR ENDED AUGUST 31, 2001(1)
                                SHARES         AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------
 CLASS A
 Sold                        6,933,882  $ 195,310,273       10,569,340  $ 434,907,471
 Dividends and/or
 distributions reinvested      229,470      6,758,016        3,414,802    158,822,473
 Redeemed                  (11,867,029)  (326,404,857)     (11,769,825)  (439,119,269)
                           ------------------------------------------------------------
 Net increase (decrease)    (4,703,677) $(124,336,568)       2,214,317  $ 154,610,675
                           ============================================================
---------------------------------------------------------------------------------------
 CLASS B
 Sold                        2,659,840  $  70,453,666        5,557,121  $ 229,365,850
 Dividends and/or
 distributions reinvested           --             --        1,227,686     54,263,720
 Redeemed                   (6,235,475)  (162,752,916)      (5,997,793)  (213,710,131)
                           ------------------------------------------------------------
 Net increase (decrease)    (3,575,635) $ (92,299,250)         787,014  $  69,919,439
                           ============================================================
---------------------------------------------------------------------------------------
 CLASS C
 Sold                        1,099,282  $  29,093,790        1,717,522   $ 69,151,022
 Dividends and/or
 distributions reinvested           --             --          217,183      9,762,405
 Redeemed                   (1,493,796)   (39,139,584)      (1,207,014)   (42,248,434)
                           ------------------------------------------------------------
 Net increase (decrease)      (394,514) $ (10,045,794)         727,691  $  36,664,993
                           ============================================================
---------------------------------------------------------------------------------------
 CLASS N
 Sold                          140,675  $   3,970,419            9,401  $     292,765
 Dividends and/or
 distributions reinvested          268          7,845               --             --
 Redeemed                      (56,863)    (1,607,274)              (5)          (168)
                           ------------------------------------------------------------
 Net increase (decrease)        84,080  $   2,370,990            9,396  $     292,597
                           ============================================================
---------------------------------------------------------------------------------------
 CLASS Y
 Sold                          877,421  $  24,490,320        1,574,830  $$ 65,369,945
 Dividends and/or
 distributions reinvested       24,235        713,722          216,565     10,076,798
 Redeemed                   (1,162,874)   (31,902,458)      (1,844,136)   (73,210,409)
                           ------------------------------------------------------------
 Net increase (decrease)      (261,218) $  (6,698,416)         (52,741) $   2,236,334
                           ============================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

                                                      26 OPPENHEIMER GROWTH FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $999,741,770 and $1,084,966,491, respectively.

As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,671,528,206 was composed of:

            Gross unrealized appreciation        $ 153,121,143
            Gross unrealized depreciation         (187,257,005)
                                                 -------------
            Net unrealized depreciation          $ (34,135,862)
                                                 =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                                                      27 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A      CONCESSIONS    CONCESSIONS    CONCESSIONS    CONCESSIONS
                   FRONT-END      FRONT-END       ON CLASS A     ON CLASS B     ON CLASS C     ON CLASS N
               SALES CHARGES  SALES CHARGES           SHARES         SHARES         SHARES         SHARES
                  ON CLASS A    RETAINED BY      ADVANCED BY    ADVANCED BY    ADVANCED BY    ADVANCED BY
YEAR ENDED            SHARES    DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
August 31, 2002   $2,350,474       $668,545         $204,213     $2,130,360       $174,319        $31,178

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A        CLASS B        CLASS C        CLASS N
                        CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                          DEFERRED       DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2002            $21,386     $1,099,479        $22,633           $249

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $3,313,032, all of which were paid by the Distributor to recipients, and included $156,580 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                DISTRIBUTOR'S
                                                 DISTRIBUTOR'S      AGGREGATE
                                                     AGGREGATE   UNREIMBURSED
                                                  UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-----------------------------------------------------------------------------
 Class B Plan        $4,141,613      $3,277,861    $11,192,681           3.52%
 Class C Plan           931,561         193,657      1,590,674           2.11
 Class N Plan             8,087           8,000         56,842           2.53

================================================================================
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                                      28 OPPENHEIMER GROWTH FUND

   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2002 was as follows:

                                                          CALL OPTIONS
                                           ----------------------------
                                           NUMBER OF         AMOUNT OF
                                           CONTRACTS          PREMIUMS
                 ------------------------------------------------------
                 Options outstanding as of
                 August 31, 2001                  --         $     --
                 Options written               1,750           207,652
                 Options closed or expired    (1,750)         (207,652)
                                              ------------------------
                 Options outstanding as of
                 August 31, 2002                  --         $     --
                                              ========================

================================================================================
 6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

                                                      29 OPPENHEIMER GROWTH FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Growth Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
September 23, 2002

                                                      30 OPPENHEIMER GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends of $0.1392, $0.2308 and $0.2441 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 17, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.

   None of the dividends paid by the Fund during the year ended August 31, 2002 are eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                                                      31 OPPENHEIMER GROWTH FUND

SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------

================================================================================
On August 5, 2002, a special shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
PROPOSAL NO. 1
1. The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE                               FOR           WITHHELD             TOTAL
--------------------------------------------------------------------------------
 Leon Levy                  45,398,821.061      2,170,190.501    47,569,011.562
 Donald W. Spiro            45,440,395.160      2,128,616.402    47,569,011.562
 John V. Murphy             45,586,338.062      1,982,673.500    47,569,011.562
 Robert G. Galli            45,550,133.284      2,018,878.278    47,569,011.562
 Phillip A. Griffiths       45,627,658.786      1,941,352.776    47,569,011.562
 Benjamin Lipstein          45,484,365.011      2,084,646.551    47,569,011.562
 Elizabeth B. Moynihan      45,585,029.373      1,983,982.189    47,569,011.562
 Kenneth A. Randall         45,561,062.115      2,007,949.447    47,569,011.562
 Edward V. Regan            45,611,262.138      1,957,749.424    47,569,011.562
 Russell S. Reynolds, Jr.   45,583,306.743      1,985,704.819    47,569,011.562
 Clayton K. Yeutter         45,591,009.587      1,978,001.975    47,569,011.562

--------------------------------------------------------------------------------
 PROPOSAL NO. 2

                                                             BROKER
                FOR         AGAINST         ABSTAIN       NON-VOTES            TOTAL
----------------------------------------------------------------------------------------
 2A. Eliminate the Fund's fundamental investment policy with respect to purchasing securities on margin:
     33,355,280.467   6,260,822.487   3,037,982.608   4,914,926.000   47,569,011.562
 2B. Amend the Fund's fundamental investment policy with respect to purchasing securities of issuers in which officers or trustees have interest:
     32,625,997.271   7,181,680.664   2,846,407.627   4,914,926.000   47,569,011.562
 2C. Amend the Fund's fundamental investment policy with respect to pledging, mortgaging or hypothecating assets:
     33,291,558.813   6,002,847.957   3,359,678.792   4,914,926.000   47,569,011.562
 2D. Amend the Fund's fundamental investment policy with respect to investing in other investment companies:
     35,096,950.753   4,589,722.235   2,967,412.574   4,914,926.000   47,569,011.562
 2E. Amend the Fund's fundamental investment policy with respect to lending:
     34,705,441.025   4,900,921.578   3,047,722.959   4,914,926.000   47,569,011.562
 2F. Amend the Fund's fundamental investment policy with respect to industry concentration:
     34,971,150.666   4,451,192.467   3,231,742.429   4,914,926.000   47,569,011.562
 2G. Amend the Fund's fundamental investment policy with respect to investing in real estate or in interests in real estate:
     36,938,314.055   2,905,905.045   2,809,866.462   4,914,926.000   47,569,011.562
 2H. Amend the Fund's fundamental investment policy with respect to borrowing:
     33,121,684.625   6,322,793.504   3,209,607.433   4,914,926.000   47,569,011.562
------------------------------------------------------------------------------------
 PROPOSAL NO. 3
 Approval of authorizing the Fund's Trustees to adopt an Amended and Restated
 Declaration of Trust:
 3A. Future amendments of the Declaration of Trust:
     34,869,208.787   4,126,498.361   3,658,378.414   4,914,926.000   47,569,011.562
 3B. Reorganization of the Trust or its series or class:
     35,014,398.643   3,957,343.303   3,682,343.616   4,914,926.000   47,569,011.562
 3C. Involuntary redemptions:
     34,028,386.389   4,714,596.596   3,911,102.577   4,914,926.000   47,569,011.562
 3D. Other changes under the new Declaration of Trust:
     34,400,944.491   4,235,333.722   4,017,807.349   4,914,926.000   47,569,011.562
------------------------------------------------------------------------------------
 PROPOSAL NO. 4
 Approval of an Amended and Restated Class B 12b-1 Distribution and Service Plan
 and Agreement (Class B shareholders only):
      6,573,032.445     602,643.500     881,718.193   1,726,743.000    9,784,137.138

                                                      32 OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

================================================================================
NAME, ADDRESS,(1) AGE,                  PRINCIPAL OCCUPATION(S) DURING PAST 5
POSITION(S) HELD WITH FUND              YEARS / OTHER TRUSTEESHIPS/DIRECTORSHIPS
AND LENGTH OF TIME SERVED(2)            HELD BY TRUSTEE / NUMBER OF PORTFOLIOS
                                        IN FUND COMPLEX CURRENTLY OVERSEEN BY
                                        TRUSTEE

INDEPENDENT TRUSTEES

LEON LEVY,                              General Partner (since 1982) of Odyssey
Chairman of the Board                   Partners, L.P. (investment partnership)
of Trustees                             and Chairman of the Board (since 1981)
Trustee (since 1973)                    of Avatar Holdings, Inc. (real estate
Age: 76                                 development). Oversees 31 portfolios in
                                        the OppenheimerFunds complex.


DONALD W. SPIRO,                        Chairman Emeritus (since January 1991)
Vice Chairman of the                    of the Manager. Formerly a director
Board of Trustees,                      (January 1969-August 1999) of the
Trustee (since 1985)                    Manager. Oversees 31 portfolios in the
Age: 76                                 OppenheimerFunds complex.

ROBERT G. GALLI,                        A trustee or director of other
Trustee (since 1993)                    Oppenheimer funds. Formerly Vice
Age: 69                                 Chairman (October 1995-December 1997) of
                                        the Manager. Oversees 41 portfolios in
                                        the OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,                   The Director (since 1991) of the
Trustee (since 1999)                    Institute for Advanced Study, Princeton,
Age: 63                                 N.J., director (since 2001) of GSI
                                        Lumonics and a member of the National
                                        Academy of Sciences (since 1979);
                                        formerly (in descending chronological
                                        order) a director of Bankers Trust
                                        Corporation, Provost and Professor of
                                        Mathematics at Duke University, a
                                        director of Research Triangle Institute,
                                        Raleigh, N.C., and a Professor of
                                        Mathematics at Harvard University.
                                        Oversees 31 portfolios in the
                                        OppenheimerFunds complex.

BENJAMIN LIPSTEIN,                      Professor Emeritus of Marketing, Stern
Trustee (since 1974)                    Graduate School of Business
Age: 79                                 Administration, New York University.
                                        Oversees 31 portfolios in the
                                        OppenheimerFunds complex.

JOEL W. MOTLEY, Trustee                 Director (January 2002-present),
(since October 15, 2002)                Columbia Equity Financial Corp.
Age: 50                                 (privately-held financial adviser);
                                        Managing Director (January
                                        2002-present), Carmona Motley Inc.
                                        (privately-held financial adviser).
                                        Formerly he held the following
                                        positions: Managing Director (January
                                        1998-December 2001), Carmona Motley
                                        Hoffman Inc. (privately-held financial
                                        adviser); Managing Director (January
                                        1992- December 1997), Carmona Motley &
                                        Co. (privately-held financial adviser).
                                        Oversees 31 portfolios in the
                                        OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,                  Author and architectural historian; a
Trustee (since 1992)                    trustee of the Freer Gallery of Art and
Age: 72                                 Arthur M. Sackler Gallery (Smithsonian
                                        Institute), Trustees Council of the
                                        National Building Museum; a member of
                                        the Trustees Council, Preservation
                                        League of New York State. Oversees 31
                                        portfolios in the OppenheimerFunds
                                        complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.

2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

                                                      33 OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                     A director of Dominion Resources, Inc.
Trustee (since 1980)                    (electric utility holding company) and
Age: 75                                 Prime Retail, Inc. (real estate
                                        investment trust); formerly a director
                                        of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The
                                        Conference Board, Inc. (international
                                        economic and business research) and a
                                        director of Lumbermens Mutual Casualty
                                        Company, American Motorists Insurance
                                        Company and American Manufacturers
                                        Mutual Insurance Company. Oversees 31
                                        portfolios in the OppenheimerFunds
                                        complex.

EDWARD V. REGAN,                        President, Baruch College, CUNY; a
Trustee (since 1993)                    director of RBAsset (real estate
Age: 72                                 manager); a director of OffitBank;
                                        formerly Trustee, Financial Accounting
                                        Foundation (FASB and GASB), Senior
                                        Fellow of Jerome Levy Economics
                                        Institute, Bard College, Chairman of
                                        Municipal Assistance Corporation for the
                                        City of New York, New York State
                                        Comptroller and Trustee of New York
                                        State and Local Retirement Fund.
                                        Oversees 31 investment companies in the
                                        OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,               Chairman (since 1993) of The
Trustee (since 1989)                    Directorship Search Group, Inc.
Age: 70                                 (corporate governance consulting and
                                        executive recruiting); a life trustee of International House (non-profit educational organization), and a trustee
                                        (since 1996) of the Greenwich Historical
                                        Society. Oversees 31 portfolios in the
                                        OppenheimerFunds complex.

CLAYTON K. YEUTTER,                     Of Counsel (since 1993), Hogan & Hartson
Trustee (since 1991)                    (a law firm). Other directorships:
Age: 71                                 Caterpillar, Inc. (since 1993) and
                                        Weyerhaeuser Co. (since 1999). Oversees
                                        31 portfolios in the OppenheimerFunds
                                        complex.

================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)                    Chairman, Chief Executive Officer and
President and Trustee,                  director (since June 2001) and President
Trustee (since October 2001)            (since September 2000) of the Manager;
Age: 53                                 President and a director or trustee of
                                        other Oppenheimer funds; President and a director (since July 2001) of
                                        Oppenheimer Acquisition Corp. (the
                                        Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                                        (a holding company subsidiary of the
                                        Manager); a director (since November
                                        2001) of OppenheimerFunds Distributor,
                                        Inc. (a subsidiary of the Manager);
                                        Chairman and a director (since July
                                        2001) of Shareholder Services, Inc. and
                                        of Shareholder Financial Services, Inc.
                                        (transfer agent subsidiaries of the
                                        Manager); President and a director
                                        (since July 2001) of OppenheimerFunds
                                        Legacy Program (a charitable trust
                                        program established by the Manager); a
                                        director of the investment advisory
                                        subsidiaries of the Manager: OFI
                                        Institutional Asset Management, Inc. and
                                        Centennial Asset Management Corporation
                                        (since November 2001), HarbourView Asset
                                        Management Corporation and OFI Private
                                        Investments, Inc. (since July 2001);
                                        President (since November 1, 2001) and a director (since July 2001) of
                                        Oppenheimer Real Asset Management, Inc.;
                                        a director (since November 2001) of
                                        Trinity Investment Management Corp. and
                                        Tremont Advisers, Inc. (Investment
                                        advisory affiliates of the Manager);
                                        Executive Vice President (since February
                                        1997) of Massachusetts Mutual Life
                                        Insurance Company (the Manager's parent
                                        company); a director (since June 1995)
                                        of DBL Acquisition Corporation;
                                        formerly, Chief Operating Officer
                                        (September 2000-June 2001) of the
                                        Manager; President and trustee (November
                                        1999-November 2001) of MML Series
                                        Investment Fund and MassMutual
                                        Institutional Funds (open-end investment companies); a director (September
                                        1999-August 2000) of C.M. Life Insurance
                                        Company; President,

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.

4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

                                                      34 OPPENHEIMER GROWTH FUND

JOHN V. MURPHY,                         Chief Executive Officer and director
Continued                               (September 1999-August 2000) of MML Bay
                                        State Life Insurance Company; a director
                                        (June 1989-June 1998) of Emerald Isle
                                        Bancorp and Hibernia Savings Bank (a
                                        wholly-owned subsidiary of Emerald Isle
                                        Bancorp). Oversees 69 portfolios in the
                                        OppenheimerFunds complex.

================================================================================
OFFICERS(5,6)

BRUCE BARTLETT,                         Senior Vice President (since January
Vice President (since 1998)             1999) of the Manager; an officer of 6
Age: 52                                 portfolios in the OppenheimerFunds
                                        complex. Prior to joining the Manager in April, 1995, he was a Vice President and Senior Portfolio Manager at First of
                                        America Investment Corp. (September
                                        1986-April 1995).

BRIAN W. WIXTED,                        Senior Vice President and Treasurer
Treasurer, Principal                    (since March 1999) of the Manager;
Financial and                           Treasurer (since March 1999) of
Accounting Officer                      HarbourView Asset Management
(since April 1999)                      Corporation, Shareholder Services, Inc.,
Age: 42                                 Oppenheimer Real Asset Management
                                        Corporation, Shareholder Financial
                                        Services, Inc., Oppenheimer Partnership
                                        Holdings, Inc., OFI Private Investments,
                                        Inc. (since March 2000),
                                        OppenheimerFunds International Ltd. and
                                        Oppenheimer Millennium Funds plc (since
                                        May 2000) and OFI Institutional Asset
                                        Management, Inc. (since November 2000)
                                        (offshore fund management subsidiaries
                                        of the Manager); Treasurer and Chief
                                        Financial Officer (since May 2000) of
                                        Oppenheimer Trust Company (a trust
                                        company subsidiary of the Manager);
                                        Assistant Treasurer (since March 1999)
                                        of Oppenheimer Acquisition Corp. and
                                        OppenheimerFunds Legacy Program (since
                                        April 2000); formerly Principal and
                                        Chief Operating Officer (March
                                        1995-March 1999), Bankers Trust
                                        Company-Mutual Fund Services Division.
                                        An officer of 85 portfolios in the
                                        OppenheimerFunds complex.

PHILIP F. VOTTIERO,                     Vice President/Fund Accounting of the
Assistant Treasurer                     Manager (since March 2002); formerly
(since August 2002)                     Vice President/Corporate Accounting of
Age: 39                                 the Manager (July 1999-March 2002) prior
                                        to which he was Chief Financial Officer
                                        at Sovlink Corporation (April 1996-June
                                        1999). An officer of 72 portfolios in
                                        the OppenheimerFunds complex.

ROBERT G. ZACK,                         Senior Vice President (since May 1985)
Secretary                               and General Counsel (since February
(since November 2001)                   2002) of the Manager; General Counsel
Age: 54                                 and a director (since November 2001) of
                                        OppenheimerFunds Distributor, Inc.;
                                        Senior Vice President and General
                                        Counsel (since November 2001) of
                                        HarbourView Asset Management
                                        Corporation; Vice President and a
                                        director (since November 2000) of
                                        Oppenheimer Partnership Holdings, Inc.;
                                        Senior Vice President, General Counsel
                                        and a director (since November 2001) of
                                        Shareholder Services, Inc., Shareholder
                                        Financial Services, Inc., OFI Private
                                        Investments, Inc., Oppenheimer Trust
                                        Company and OFI Institutional Asset
                                        Management, Inc.; General Counsel (since
                                        November 2001) of Centennial Asset
                                        Management Corporation; a director
                                        (since November 2001) of Oppenheimer
                                        Real Asset Management, Inc.; Assistant
                                        Secretary and a director (since November
                                        2001) of OppenheimerFunds International
                                        Ltd.; Vice President (since November
                                        2001) of OppenheimerFunds Legacy
                                        Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.;
                                        formerly Acting General Counsel
                                        (November 2001-February 2002) and
                                        Associate General Counsel (May
                                        1981-October 2001) of the Manager;
                                        Assistant Secretary of Shareholder
                                        Services, Inc. (May 1985-November 2001),
                                        Shareholder Financial Services, Inc.
                                        (November 1989-November 2001);
                                        OppenheimerFunds International Ltd. and
                                        Oppenheimer Millennium Funds plc
                                        (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.

6. Each Officer serves for an annual term or until his or her resignation, death or removal.

                                                      35 OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------

KATHERINE P. FELD,                      Vice President and Senior Counsel (since
Assistant Secretary                     July 1999) of the Manager; Vice
(since November 2001)                   President (since June 1990) of
Age: 44                                 OppenheimerFunds Distributor, Inc.;
                                        Director, Vice President and Secretary
                                        (since June 1999) of Centennial Asset
                                        Management Corporation; Vice President
                                        (since 1997) of Oppenheimer Real Asset
                                        Management, Inc.; formerly Vice
                                        President and Associate Counsel of the
                                        Manager (June 1990-July 1999). An
                                        officer of 85 portfolios in the
                                        OppenheimerFunds complex.

KATHLEEN T. IVES,                       Vice President and Assistant Counsel
Assistant Secretary                     (since June 1998) of the Manager; Vice
(since November 2001)                   President (since 1999) of
Age: 36                                 OppenheimerFunds Distributor, Inc.; Vice
                                        President and Assistant Secretary (since
                                        1999) of Shareholder Services, Inc.;
                                        Assistant Secretary (since December
                                        2001) of OppenheimerFunds Legacy Program and Shareholder Financial Services,
                                        Inc.; formerly Assistant Vice President
                                        and Assistant Counsel of the Manager
                                        (August 1997-June 1998); Assistant
                                        Counsel of the Manager (August
                                        1994-August 1997). An officer of 85
                                        portfolios in the OppenheimerFunds
                                        complex.

DENIS R. MOLLEUR,                       Vice President and Senior Counsel of the
Assistant Secretary                     Manager (since July 1999); formerly a
(since November 2001)                   Vice President and Associate Counsel of
Age: 44                                 the Manager (September 1995-July 1999).
                                        An officer of 82 portfolios in the
                                        OppenheimerFunds complex.

PHILIP T. MASTERSON,                    Vice President and Assistant Counsel of
Assistant Secretary                     the Manager (since July 1998); formerly,
(since August 2002)                     an associate with Davis, Graham, &
Age: 38                                 Stubbs LLP (January 1997-June 1998). An
                                        officer of 72 portfolios in the
                                        OppenheimerFunds complex.



THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                                                      36 OPPENHEIMER GROWTH FUND

OPPENHEIMER GROWTH FUND
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.
================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
================================================================================
 INDEPENDENT AUDITORS      KPMG LLP
================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe and Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE,
                           NEW YORK, NY 10018.

(C)Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.

                                                      37 OPPENHEIMER GROWTH FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

========================================================================================================
 GLOBAL EQUITY          Developing Markets Fund                   Global Fund
                        International Small Company Fund          Quest Global Value Fund
                        Europe Fund                               Global Growth & Income Fund
                        International Growth Fund
========================================================================================================
 EQUITY                 STOCK                                     STOCK & BOND
                        Emerging Technologies Fund                Quest Opportunity Value Fund
                        Emerging Growth Fund                      Total Return Fund
                        Enterprise Fund                           Quest Balanced Value Fund
                        Discovery Fund                            Capital Income Fund
                        Main Street(R) Small Cap Fund             Multiple Strategies Fund
                        Small Cap Value Fund                      Disciplined Allocation Fund
                        MidCap Fund                               Convertible Securities Fund
                        Main Street(R) Opportunity Fund           SPECIALTY
                        Growth Fund                               Real Asset Fund(R)
                        Capital Appreciation Fund                 Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund       Tremont Market Neutral Fund, LLC(1)
                        Value Fund                                Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
========================================================================================================
 INCOME                 TAXABLE                                   ROCHESTER DIVISION
                        International Bond Fund                   California Municipal Fund(3)
                        High Yield Fund                           New Jersey Municipal Fund(3)
                        Champion Income Fund                      New York Municipal Fund(3)
                        Strategic Income Fund                     Municipal Bond Fund
                        Bond Fund                                 Limited Term Municipal Fund(4)
                        Senior Floating Rate Fund                 Rochester National Municipals
                        U.S. Government Trust                     Rochester Fund Municipals
                        Limited-Term Government Fund              Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)              Pennsylvania Municipal Fund(3)
========================================================================================================
 SELECT MANAGERS        STOCK                                     STOCK & BOND
                        Mercury Advisors Focus Growth Fund        QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(5)
                        Mercury Advisors S&P 500(R) Index Fund(2)
========================================================================================================
 MONEY MARKET(6)        Money Market Fund                         Cash Reserves

1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.

2. Available only through qualified retirement plans.

3. Available to investors only in certain states.

4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.

5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                                                      38 OPPENHEIMER GROWTH FUND

1.800.CALL OPP PHONELINK
--------------------------------------------------------------------------------

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

 o Obtain account balances, share price (NAV) and dividends paid

 o Verify your most recent transactions

 o Buy, redeem or exchange mutual fund shares

 o Create custom lists of your accounts, funds or market indices

 o Order duplicate statements or Form 1099 DIV

 o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

 o Speak to a Customer Service Representative(1) by saying "Agent" when prompted

 o And more!

QUICK LIST OF PHONELINK COMMANDS

SAY                                     TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[FUND NAME, SHARE CLASS]                Get current price/dividend information

BALANCE                                 Hear your balance/list of accounts

HISTORY                                 Hear your most recent transactions

PURCHASE OR BUY                         Buy shares

EXCHANGE                                Exchange shares

LIQUIDATION OR REDEMPTION               Sell shares

DOW JONES OR MARKET INDICES             Hear closing market information
                                        (Dow Jones Industrial Average,
                                        Nasdaq Composite and S&P 500)

CUSTOM LIST                             Create, play or edit custom list of your
                                        accounts, funds or market indices

1. You may speak to a Customer Service Representative during normal business hours.

                                                      39 OPPENHEIMER GROWTH FUND

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

                                                      40 OPPENHEIMER GROWTH FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

                                                      41 OPPENHEIMER GROWTH FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

[LOGO OMITTED]
EDOCSDIRECT

GET THIS REPORT ONLINE!

You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at WWW.OPPENHEIMERFUNDS.COM
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INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
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PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
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WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
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TICKER SYMBOLS
Class A: OPPSX  Class B: OPSBX  Class C: OGRCX  Class N: OGRNX  Class Y: OGRYX
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1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                              [LOGO OMITTED] OPPENHEIMERFUNDS(R)
                                                               Distributor, Inc.

RA0270.001.0802   October 30, 2002